Events Occurring After the Reporting Year	12 Months Ended
Jun. 30, 2026
Events Occurring After the Reporting Year [Abstract]
Events occurring after the reporting year

21 Events occurring after the reporting year

On July 24, 2026, the Company announced an A$12.5 million institutional offer and launched A$6 million Share Purchase Plan. The institutional offer comprises of two-tranche placement of approximately 448,839,531 new fully paid ordinary shares at A$0.015 per New Share to an Australian international institutional and sophisticated investors; and 384,493,800 underlying ordinary shares at US$3.16 per ADS to a US Direct Registration Offering. The Share Purchase Plan offer closed on 10 September 2026 and a further A$3m was raised.